Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Interest expense
Current	$ 80	$ 25
Long-term	162	101
Interest expense	242	126
Interest income	(86)	(45)
Interest expense, net	$ 156	$ 81